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                                                                   EXHIBIT 23.3
                        CONSENT OF PROPOSED DIRECTORS

        I hereby consent to being named in this Registration Statement on Form S-11 as a proposed director of Boykin Lodging Company (the "Company") and have agreed to serve as a director of the Company if elected.


May 30, 1996                        /s/ Albert T. Adams
                                    -----------------------------
                                        Albert T. Adams

June 3, 1996                        /s/ Lee C. Howley, Jr.
                                    -----------------------------
                                        Lee C. Howley, Jr.

June 4, 1996                        /s/  Ivan J. Winfield
                                    -----------------------------
                                         Ivan J. Winfield

June 5, 1996                        /s/  Frank E. Moiser
                                    -----------------------------
                                         Frank E. Moiser


June 18, 1996                       /s/  William N. Hulett III
                                    -----------------------------
                                         William N. Hulett III